Exhibit 99.1

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The following Unaudited Pro Forma Combined Financial Data are derived from the consolidated financial statements of Magnum Hunter and certain historical financial data in respect of various assets acquired by Magnum Hunter. The Unaudited Pro Forma Combined Balance Sheet of Magnum Hunter as of September 30, 2010 has been prepared assuming the acquisition of the PostRock assets, NGAS Resources, and NuLoch Resources and all necessary ancillary transactions had been consummated on September 30, 2010. The Unaudited Pro Forma Combined Income Statement for the year ended December 31, 2009 and the nine months ended September 30, 2010 have been prepared assuming the acquisition of the PostRock assets, NGAS Resources, and NuLoch Resources and all necessary ancillary transactions had been consummated as of January 1, 2009. We have also included for clarity unaudited pro forma combined balance sheet and unaudited pro forma combined income statements for the combination of Magnum Hunter, PostRock and NGAS Resources. The pro forma adjustments set forth on the attached Unaudited Pro Forma Combined Balance Sheet and Unaudited Pro Forma Combined Income Statements reflect the following as if they occurred on the dates hereinabove set forth:

(1) PostRock, NGAS Resources, and NuLoch Resources Acquisitions. The first and second completed phases of the acquisition of PostRock assets as described in the Purchase and Sale Agreement dated December 24, 2010, the NGAS Resources acquisition as described in the Arrangement Agreement dated December 23, 2010, and the NuLoch Resources acquisition as described in the Arrangement Agreement dated January 19, 2011.

(2) Incurrence of indebtedness under the proposed new revolving credit facility to be entered into pursuant to and as described in the commitment letter from Bank of Montreal dated January 13, 2011.

(3) Issuance of common stock upon the closing dates of the acquisition of the PostRock assets NGAS Resources, and NuLoch Resources.

(4) Payment of change of control compensation in the NGAS Resources and NuLoch Resources acquisitions.

The Unaudited Pro Forma Balance Sheet reflects the preliminary adjustments to record the estimated fair values of the assets and liabilities acquired in the acquisitions of the PostRock assets NGAS Resources and NuLoch Resources. The final entries, and the resulting effect on Magnum Hunter’s balance sheet as well as items in Magnum Hunter’s Income Statements, may differ based on the actual determination of the fair values of the assets acquired and liabilities assumed.

Transaction costs related to these acquisitions will be recorded as expenses in the periods in which these costs are incurred. These expenses are not included in the Unaudited Pro Forma Combined Income Statements.

The Unaudited Pro Forma Combined Financial Data should be read in conjunction with the notes thereto and with the consolidated financial statements of Magnum Hunter and the notes thereto as filed in Magnum Hunter’s Form 10-K and Form 10-Q.

The Unaudited Pro Forma Combined Financial Data are not indicative of the financial position or results of operations of Magnum Hunter which would actually have occurred if the transactions described above had occurred at the dates presented or which may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements due to normal oil and natural gas production declines, changes in prices paid for oil and natural gas, future acquisitions, drilling activity and other factors.

The Unaudited Pro Forma Combined Financial Data include financial information received from PostRock and NuLoch Resources and such financial information has been accepted and incorporated as presented without independent verification of such financial information.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of September 30, 2010

									NuLoch				Combined
									Resources			Combined	Pro Forma for
			NuLoch						Conversion to		NuLoch	Pro Forma for	Magnum Hunter,
	Magnum	NGAS	Resources		PostRock		NGAS		US GAAP and		Resources	Magnum Hunter,	NGAS Resources,
	Hunter	Resources	Historical		Pro Forma		Pro Forma		USD		Pro Forma	NGAS Resources	PostRock and
	Historical	Historical	(CAN $)		Adjustments		Adjustments		Adjustments		Adjustments	and PostRock	NuLoch Resources

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$836,601	$5,105,017	$114,000		$—		$—	(4)	$(3,203)		$—	$5,941,618	$6,052,415
Accounts receivable	7,002,332	5,535,965	4,291,000	(1)	21,140		—	(4)	(193,470)		—	12,559,437	16,656,967
Derivative assets	573,657	—	—		—		—		—		—	573,657	573,657
Notes receivable	—	6,632,906	—		—	(2)	(6,632,906)		—		—	—	—
Prepaids and other current assets	1,433,235	772,755	384,000	(1)	2,658	(2)	(75,141	)(4)	(10,790)		—	2,133,507	2,506,717

Total current assets	9,845,825	18,046,643	4,789,000		23,798		(6,708,047)		(207,463)		—	21,208,219	25,789,756

PROPERTY AND EQUIPMENT (Net of Accumulated Depletion and Depreciation):
Oil and natural gas properties, successful efforts accounting	152,402,137	160,681,864	84,643,000	(1)	44,264,097	(2)	(50,836,043	)(4)	(16,078,371	)(3)	357,589,389	306,512,055	732,666,073
Equipment and other fixed assets	15,065,160	24,018,018	—	(1)	154,300	(2)	(13,612,316	)(4)	328,502		—	25,625,162	25,953,664

Total property and equipment, net	167,467,297	184,699,882	84,643,000		44,418,397		(64,448,359)		(15,749,869)		357,589,389	332,137,217	758,619,737

OTHERS ASSETS:
Derivative assets	529,836	—	—		—		—		—		—	529,836	529,836
Note receivable	—	1,742,524	—		—	(2)	(1,742,524)		—		—	—	—
Other assets	1,600,250	430,374	—		—	(2)	(171,429)		—		—	1,859,195	1,859,195
Deferred financing costs, net of amortization	2,781,741	837,908	—		—	(2)	(1,128,399)		—		—	2,491,250	2,491,250
Deferred tax asset	—	—	5,411,000		—		—	(4)	3,209,753	(3)	(8,620,753)	—	—
Goodwill	—	313,177	—		—	(2)	(313,177)		—		—	—	—

Total assets	$182,224,949	$206,070,508	$94,843,000		$44,442,195		$(74,511,935)		$(12,747,579)		$348,968,636	$358,225,717	$789,289,774

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$17,105,988	$3,016,509	$6,561,000		$—		$—	(4)	$(184,364	)(3)	$—	$20,122,497	$26,499,133
Accrued liabilities	4,269,193	3,404,714	2,376,000	(1)	421,951	(2)	9,330,923	(4)	(66,765)		7,032,198	17,426,781	26,768,214
Revenue payable	2,408,129	—	—		—		—		—		—	2,408,129	2,408,129
Dividend payable	—	—	—		—		—		—		—	—	—
Current portion of notes payable	568,562	49,892,193	5,782,000		—	(2)	(49,892,193	)(4)	(162,474	)(3)	(5,619,526)	568,562	568,562
Warrant liability	—	—	—		—	(2)	1,279,834		—		—	1,279,834	1,279,834
Derivative liability	—	52,306	—		—	(2)	(52,306)		—		—	—	—

Total current liabilities	24,351,872	56,365,722	14,719,000		421,951		(39,333,742)		(413,603)		1,412,672	41,805,803	57,523,872

Deferred compensation	—	1,112,198	—		—	(2)	(1,112,198)		—		—	—	—
Deferred income tax	—	10,289,262	—		—	(2)	(10,289,262)		—	(3)	108,631,200	—	108,631,200
Payable on sale of partnership	640,695	—	—		—		—		—		—	640,695	640,695
Notes payable, less current portion	52,689,323	15,256,975	—	(1)	19,702,874	(2)	38,447,848		—		—	126,097,020	126,097,020
Asset retirement obligation	4,634,858	2,397,132	1,375,000	(1)	17,000		—	(4)	(38,638)		—	7,048,990	8,385,353
Derivative liability	—	146,668	—		—	(2)	(146,668)		—		—	—	—
Other long-term liabilities	—	1,895,000	—		—		—		—		—	1,895,000	1,895,000

Total liabilities	82,316,748	87,462,957	16,094,000		20,141,825		(12,434,022)		(452,241)		110,043,872	177,487,508	303,173,139

COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK:
Series C Cumulative Perpetual Preferred Stock, cumulative dividend rate 10.25% per annum, 4,000,000 authorized, 1,153,741 issued and outstanding as of September 30, 2010, with liquidation preference of $25.00 per share	28,843,525	—	—		—		—		—		—	28,843,525	28,843,525
SHAREHOLDERS’ EQUITY:
Preferred stock, 6,000,000 shares authorized, none issued and outstanding	—	—	—		—		—		—		—	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized, 68,885,661 shares issued and outstanding as of September 30, 2010	688,857	132,080,532	77,484,000	(1)	32,012	(2)	(132,000,206	)(4)	(2,177,300	)(3)	(74,878,653)	801,195	1,229,242
Additional paid in capital	118,317,477	4,735,629	1,856,000	(1)	24,603,358	(2)	52,902,174	(4)	(52,154	)(3)	303,821,533	200,558,638	506,184,017
Accumulated other comprehensive loss	—	—	(713,000)		—		—	(4)	20,035	(3)	692,965	—	—
Accumulated deficit	(47,501,911)	(18,184,980)	122,000	(1)	(335,000	)(2)	16,996,489	(4)	(10,085,919	)(3)	9,288,919	(49,025,402)	(49,700,402)
Treasury Stock, previously deposit on Triad, at cost, 761,652 shares	(1,310,357)	(23,630)	—		—	(2)	23,630		—		—	(1,310,357)	(1,310,357)
Unearned common stock in KSOP, at cost, 137,900 shares	(542,366)	—	—		—		—		—		—	(542,366)	(542,366)

Total Magnum Hunter shareholders’ equity	69,651,700	118,607,551	78,749,000		24,300,370		(62,077,913)		(12,295,338)		238,924,764	150,481,708	455,860,134
Non-controlling interest	1,412,976	—	—		—		—		—		—	1,412,976	1,412,976

Total Equity	71,064,676	118,607,551	78,749,000		24,300,370		(62,077,913)		(12,295,338)		238,924,764	151,894,684	457,273,110

Total liabilities and shareholders’ equity	$182,224,949	$206,070,508	$94,843,000		$44,442,195		$(74,511,935)		$(12,747,579)		$348,968,636	$358,225,717	$789,289,774

See accompanying notes to Unaudited Pro Forma Combined Financial Data

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
Nine Months Ended September 30, 2010

														Combined
														Pro Forma
													Combined	for Magnum
										NuLoch			Pro Forma	Hunter,
										Resources			for Magnum	NGAS
				NuLoch				NGAS		Conversion to		NuLoch	Hunter,	Resources,
	Magnum		NGAS	Resources		PostRock		Resources		US GAAP &		Resources	NGAS	PostRock
	Hunter	PostRock	Resources	Historical		Pro Forma		Pro Forma		USD		Pro Forma	Resources	and NuLoch
	Historical	Historical	Historical	(CAN $)		Adjustments		Adjustments		Adjustments		Adjustments	and PostRock	Resources

REVENUE:
Oil and gas sales	$23,920,482	$1,565,341	$17,644,686	$10,137,000		$—		$—	(4)	$(43,897)		$—	$43,130,509	$53,223,612
Field operations and other	3,330,013	—	18,283,713	—		—		—		—		—	21,613,726	21,613,726

Total revenue	27,250,495	1,565,341	35,928,399	10,137,000		—		—		(43,897)		—	64,744,235	74,837,338

EXPENSES:
Lease operating expenses	8,153,941	477,661	11,007,455	2,917,000		—		—	(4)	(520,455)		—	19,639,057	22,035,602
Severance taxes and marketing	2,167,359	112,275	—	—		—		—	(4)	725,143		—	2,279,634	3,004,777
Exploration	1,075,643	—	—	—		—		—	(4)	6,178,682		—	1,075,643	7,254,325
Field operations	3,143,255	—	12,086,682	—		—		—		—		—	15,229,937	15,229,937
Impairment of oil and gas properties	19,991	—	—	—		—		—		—		—	19,991	19,991
Depreciation, depletion and accretion	7,138,488	—	9,906,178	6,898,000	(5)	286,475	(7)	(4,976,199	)(4)	(876,705	)(13)	(1,580,830)	12,354,942	16,795,407
General and administrative	17,903,244	—	9,166,021	2,736,000		—	(8)	(625,344	)(4)	1,207,388		—	26,443,921	30,387,309

Total expenses	39,601,921	589,936	42,166,336	12,551,000		286,475		(5,601,543)		6,714,053		(1,580,830)	77,043,125	94,727,348

LOSS FROM OPERATIONS	(12,351,426)	975,405	(6,237,937)	(2,414,000)		(286,475)		5,601,543		(6,757,950)		1,580,830	(12,298,890)	(19,890,010)
OTHER INCOME AND (EXPENSE):
Interest income	54,578	—	667,686	13,000		—	(9)	(658,526	)(4)	(448)		—	63,738	76,290
Interest expense	(3,016,429)	—	(5,073,965)	(128,000	)(6)	(664,972	)(10)	3,748,826	(4)	4,407		—	(5,006,540)	(5,130,133)
Gain (Loss) on derivative contracts	2,347,808	—	(337,195)	—		—	(11)	337,195		—		—	2,347,808	2,347,808
Other, net	—	—	307,808	—		—		—		—		—	307,808	307,808

Net loss before income taxes	(12,965,469)	975,405	(10,673,603)	(2,529,000)		(951,447)		9,029,038		(6,753,991)		1,580,830	(14,586,076)	(22,288,237)
Income tax benefit	—	—	2,270,287	626,000		—	(12)	(2,270,287	)(4)	602,205	(14)	(1,228,205)	—	—
Net (income) loss attributable to non-controlling interest	(91,223)	—	—	—		—		—		—		—	(91,223)	(91,223)

Net loss attributable to Magnum Hunter	(13,056,692)	975,405	(8,403,316)	(1,903,000)		(951,447)		6,758,751		(6,151,786)		352,625	(14,667,229)	(22,379,460)
Dividend on Preferred Stock	(1,309,527)	—	—	—		—		—		—		—	(1,309,527)	(1,309,527)

Net loss attributable to common shareholders	$(14,366,219)	$975,405	$(8,403,316)	$(1,903,000)		$(951,447)		$6,758,751		$(6,151,786)		$352,625	$(15,986,826)	$(23,688,987)

Loss per common share Basic and diluted	$(0.23)												$(0.22)	$(0.20)

Weighted average number of common shares outstanding Basic and diluted	62,010,895			(15)		3,201,360	(15)	8,032,627		(15)		42,804,675	73,244,882	116,049,557

See accompanying notes to Unaudited Pro Forma Combined Financial Data

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

Year Ended December 31, 2009

														Combined
														Pro Forma
													Combined	for Magnum
										NuLoch			Pro Forma	Hunter,
										Resources			for Magnum	NGAS
				NuLoch				NGAS		Conversion to		NuLoch	Hunter,	Resources,
	Magnum		NGAS	Resources		PostRock		Resources		US GAAP &		Resources	NGAS	PostRock
	Hunter	PostRock	Resources	Historical		Pro Forma		Pro Forma		USD		Pro Forma	Resources	and Nuloch
	Historical	Historical	Historical	(CAN $)		Adjustments		Adjustments		Adjustments		Adjustments	and PostRock	Resources

REVENUE:
Oil and gas sales	$10,035,033	$819,806	$26,586,422	$6,662,000		$—		$—	(4)	$(745,571)		$—	$37,441,261	$43,357,690
Field operations and other	222,668	—	31,237,251	—		—		—		—		—	31,459,919	31,459,919
Gain on sale of property	14,000	—	3,346,491	—		—		—		—		—	3,360,491	3,360,491

Total revenue	10,271,701	819,806	61,170,164	6,662,000		—		—		(745,571)		—	72,261,671	78,178,100

EXPENSES:
Lease operating expenses	4,220,345	909,151	11,357,397	2,342,000		—		—	(4)	(554,131)		—	16,486,893	18,274,762
Severance taxes and marketing	1,057,818	47,970	—	—		—		—	(4)	325,707		—	1,105,788	1,431,495
Exploration	896,337	—	—	—		—		—	(4)	1,140,856		—	896,337	2,037,193
Field operations	—	22,776	21,344,671	—		—		—		—		—	21,367,447	21,367,447
Impairment of oil & gas properties	633,953	—	—	—		—		—		—		—	633,953	633,953
Depreciation, depletion and accretion	4,499,611	—	14,019,826	5,434,000	(5)	189,021	(7)	(6,583,042	)(4)	(638,180	)(13)	(926,795)	12,125,416	15,994,441
General and administrative	8,490,364	—	12,965,735	1,433,000		—		—	(4)	964,910		—	21,456,099	23,854,009

Total expenses	19,798,428	979,897	59,687,629	9,209,000		189,021		(6,583,042)		1,239,162		(926,795)	74,071,933	83,593,300

LOSS FROM OPERATIONS	(9,526,727)	(160,091)	1,482,535	(2,547,000)		(189,021)		6,583,042		(1,984,733)		926,795	(1,810,262)	(5,415,200)
OTHER INCOME (EXPENSE):
Interest income	959	—	355,675	2,000		—	(8)	(327,811	)(4)	(239)		—	28,823	30,584
Interest expense	(3,336,346)	—	(9,049,931)	(156,000	)(6)	(886,629	)(10)	4,586,834	(4)	18,675		—	(8,686,072)	(8,823,397)
Gain (loss) on derivative contracts	(2,325,251)	—	14,726	—		—	(11)	(14,726)		—		—	(2,325,251)	(2,325,251)
Other, net	—	—	(845,560)	—		—		—	(4)	7,534,402		—	(845,560)	6,688,842

Net loss before income taxes and extrordinary items	(15,187,365)	(160,091)	(8,042,555)	(2,701,000)		(1,075,650)		10,827,339		5,568,105		926,795	(13,638,322)	(9,844,422)
Income tax benefit	—	—	341,394	2,304,000		—	(12)	(341,394	)(4)	104,473	(14)	(2,408,473)	—	—
Extraordinary item	—	—	—	2,281,000		—		—	(4)	(2,281,000)		—	—	—
Less: Net loss attributable to non-controlling interest	63,156	—	—	—		—		—		—		—	63,156	63,156

Net loss attributable to Magnum Hunter	(15,124,209)	(160,091)	(7,701,161)	1,884,000		(1,075,650)		10,485,945		3,391,578		(1,481,678)	(13,575,166)	(9,781,266)
Dividend on Preferred Stock	(25,654)	—	—	—		—		—		—		—	(25,654)	(25,654)

Net loss to attributable to common shareholders	$(15,149,863)	$(160,091)	$(7,701,161)	$1,884,000		$(1,075,650)		$10,485,945		$3,391,578		$(1,481,678)	$(13,600,820)	$(9,806,920)

Net loss per common share, basic and diluted	$(0.39)												$(0.27)	$(0.11)

Weighted average number of common shares outstanding, basic and diluted	38,953,834				(15)	3,201,360	(15)	8,032,627			(15)	42,804,675	50,187,821	92,992,496

See accompanying notes to Unaudited Pro Forma Combined Financial Data

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

(1)	To record the acquisition of PostRock’s assets for an estimated purchase price of $44.3 million. The estimated purchase price includes cash payment and issuance of common stock of Magnum Hunter, which is based on the closing price of $7.58 per share on December 30, 2010, the closing date for the first phase of the PostRock acquisition, and the closing price of $7.97 per share on January 14, 2011, the closing date for the second phase of the PostRock acquisition. The purchase and sale agreement for the PostRock properties had valued the common stock at $6.21 per share based on the volume weighted average price of Magnum Hunter’s common stock for the 10 consecutive trading days prior to execution of the agreement on December 24, 2010. The acquisition is accounted for under the purchase method of accounting. All assets acquired and liabilities assumed are recorded at fair market value as determined by management. As noted above, these are preliminary estimates and are subject to adjustment. The following table summarizes the assets acquired and purchase price paid:

Fair value of total purchase price:
2,255,046 shares of common stock issued on December 30, 2010 valued at $7.58 per share	$17,093,248
946,314 shares of common stock issued on January 14, 2011 valued at $7.97 per share	7,542,122
Cash paid December 30, 2010 with funds to be borrowed under the proposed new revolving line of credit agreement	13,938,891
Cash paid on January 14, 2011 with funds to be borrowed under the proposed new revolving line of credit agreement	5,763,983
Net operations since effective date	(21,140)

Total	$44,317,104

Amounts recognized for assets acquired and liabilities assumed:
Working capital	(84,293)
Oil and gas properties	$44,264,097
Equipment and other fixed assets	154,300
Asset retirement obligation	(17,000)

Total	$44,317,104

Working capital acquired:
Prepaid expenses	2,658
Transfer tax payable	(86,951)

Total working capital acquired	$(84,293)

(2)	To record the acquisition of NGAS Resources’ assets for an estimated purchase price of $117.7 million. The estimated purchase price includes the estimated shares of common stock of Magnum Hunter to be issued to shareholders of NGAS Resources, the estimated shares of common stock of Magnum Hunter issued to certain holders of NGAS Resources convertible notes, payment to Seminole to restructure a gas gathering and transportation agreement, the assumption of the senior credit facility of NGAS Resources, the assumption of certain notes payable related to equipment included in the transaction, and the payoff in cash of the remaining NGAS Resources convertible notes. The acquisition is accounted for under the purchase method of accounting. All assets acquired and liabilities assumed are recorded at fair market value as determined by management. As noted above, these are preliminary estimates and are subject to adjustment. The following table summarizes the assets acquired, liabilities assumed, and purchase price paid:

Fair value of total purchase price:
Estimated 6,634,026 shares of common stock at estimated $7.15 per share(1)	$47,433,286
Estimated 1,398,601 shares of common stock at estimated $7.15 per share(1)	10,000,000
Senior credit facility assumed	34,000,000
Estimated NGAS Resources convertible notes to be paid off in cash at closing	13,554,823
Other long-term debt assumed	6,150,000
Change in control payments in cash with funds to be borrowed under the proposed new revolving line of credit agreement	5,000,000
Common stock warrants and options	1,564,677

Total	$117,702,786

Amounts recognized for assets acquired and liabilities assumed:
Working capital	$1,484,450
Bonds and deposits	258,945
Oil and gas properties	109,845,821
Equipment and other fixed assets	10,405,702
Other long term liabilities	(4,292,132)

Total	$117,702,786

Working capital acquired:
Cash	$5,105,017
Accounts receivable	5,535,965
Prepaid expenses	697,614
Accounts payable	(3,016,509)
Accrued liabilities	(892,858)
Transaction closing costs	(3,432,923)
Drilling advances	(2,511,856)

Total working capital acquired	$1,484,450

(1)	The closing stock price on January 26, 2011 for Magnum Hunter was used to estimate the value of the shares to be issued in the NGAS Resources acquisition. The final entries and the resulting effect on Magnum Hunter’s balance sheet may differ as they will be based on the actual stock price at the date of closing.

(3)	To record the acquisition of NuLoch Resources’ assets for an estimated purchase price of $414.7 million. The estimated purchase price includes the estimated shares of common stock of Magnum Hunter to be issued to shareholders of NuLoch Resources and the deferred tax liability resulting from the acquisition. The acquisition is accounted for under the purchase method of accounting. All assets acquired and liabilities assumed are recorded at fair market value as determined by management. As noted above, these are preliminary estimates and are subject to adjustment. The following table summarizes the assets acquired, liabilities assumed, and purchase price paid:

Fair value of total purchase price:
Estimated 42,804,675 shares of common stock at estimated $7.15 per share(1)	$306,053,426
Deferred income tax liability (see schedule below)	108,631,200

Total	$414,684,626

Amounts recognized for assets acquired and liabilities assumed:
Working capital	$(10,388,639)
Oil and gas properties	426,154,018
Equipment and other fixed assets	255,610
Asset retirement obligation	(1,336,363)

Total	$414,684,626

Working capital acquired:
Cash	$110,797
Accounts receivable	4,097,529
Prepaid expenses	373,210
Advances	72,893
Transaction closing costs	(6,357,198)
Accounts payable and accrued liabilities	(8,685,870)

Total working capital acquired	$(10,388,639)

(1)	The closing common stock price on January 26, 2011 for Magnum Hunter was used to estimate the value of the shares to be issued in the NuLoch Resources acquisition. The final entries, and the resulting effect on Magnum Hunter’s balance sheet may differ as they will be based on the actual stock price at the date of closing.

					Deferred
		Book	Tax		Asset
Deferred Income Tax Liability	Rate	Basis	Basis	Difference	(Liability)

PPE US	38.0%	$272,426,827	$29,492,753	$(242,934,074)	$(92,217,800)
PPE Canada	25.0%	150,037,504	53,264,982	(96,772,522)	(24,193,100)
NOL US – 2009	38.0%		1,704,787	1,704,787	647,100
NOL Canada – 2009	25.0%		28,530,348	28,530,348	7,132,600

Net Deferred Tax Liability				$(309,471,461)	$(108,631,200)

(4)	To record the adjustment to NuLoch Resources’ historical financial statements prepared in accordance with Canadian GAAP and in Canadian dollars to United States GAAP and United States dollars. The adjustment includes:

a.	To convert Canadian GAAP full cost accounting to US GAAP successful efforts accounting for oil and gas properties. This has reduced the net book value (NBV) of property and equipment as all geological and geophysical costs and general and administrative costs capitalized under Canadian GAAP have been expensed to conform with US GAAP. The NBV has also decreased due to all unsuccessful exploratory wells being expensed. The resulting change in NBV of oil and gas properties along with the reduction of depletion on a field level basis resulted in lower depletion expense over the periods presented.

b.	To adjust NuLoch Resources for the conversion to US GAAP of an acquisition it completed in 2009. This adjustment resulted in the recording of additional fair value of oil and gas property and equipment of $8,969,000 and the value of shares issued increasing by $660,000 (Canadian GAAP value at announcement date vs US GAAP at closing date). These adjustments resulted in a future tax asset reduction of $2,242,000 and an increase in a recorded gain in 2009 of $6,278,000.

c.	To adjust for Canadian GAAP “Flow-through shares” for treatment under US GAAP. This resulted in an increase to additional paid in capital and a decrease in deferred tax asset.

d.	Due to the adjustments noted above, adjustments to income tax expense or benefit were made to statements presented.

e.	To convert NuLoch Resources’ balance sheet as of September 30, 2010, income statement for the nine months ended September 30, 2010, and income statement for the twelve months ended December 31, 2009 from Canadian dollars to United States dollars using the applicable conversion factors.

(5)	To record the pro forma adjustment to depletion and depreciation expense as the result of treating the acquisition of the PostRock assets as if it had occurred January 1, 2009. Depletion was calculated using the units of production method.

(6)	To record the pro forma adjustment to interest expense as the result of treating the cash paid in the acquisition of the PostRock assets as if it had been borrowed January 1, 2009.

(7)	To record the pro forma adjustment to NGAS Resources’ depletion and depreciation expense as the result of treating the acquisition of NGAS Resources as if it had occurred January 1, 2009. Depletion was calculated using the units of production method.

(8)	To record the pro forma adjustment to NGAS Resources’ refinancing costs amortized as the result of treating the acquisition of NGAS Resources as if it had occurred January 1, 2009.

(9)	To record the pro forma adjustment to NGAS Resources’ interest income on notes receivable as the result of restructuring a gas gathering and transportation agreement as if it had occurred January 1, 2009.

(10)	To record the pro forma adjustment to NGAS Resources’ interest expense as the result of treating the acquisition of NGAS Resources and the payment of assumed debt using Magnum Hunter’s credit facility as if it had occurred January 1, 2009.

(11)	To record the pro forma adjustment to NGAS Resources’ gain (loss) on derivative contracts as the result of treating the acquisition of NGAS Resources as if it had occurred January 1, 2009. The derivative loss reported by NGAS Resources was the result of the convertible feature on certain notes payable which will be paid at closing.

(12)	To record the pro forma adjustment to NGAS Resources’ income tax benefit on its income statements as the result of treating the acquisition of NGAS Resources as if it had occurred January 1, 2009. The deferred tax liability and income tax benefit on the NGAS Resources financial statements will be eliminated as the result of the fair market value adjustment to the oil and gas properties resulting from the acquisition.

(13)	To record the pro forma adjustment to NuLoch Resources’ depletion and depreciation expense as the result of treating the acquisition of NuLoch Resources as if it had occurred January 1, 2009. Depletion was calculated using the units of production method.

(14)	To record the pro forma adjustment to NuLoch Resources’ income tax benefit as the result of treating the acquisition of NuLoch Resources as if it had occurred January 1, 2009.

(15)	Acquisition shares were added to the weighted average number of common shares outstanding as if the shares were issued January 1, 2009.